UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2019

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas  75201
(Address of principal executive offices)   (zip code)

(214) 462-6831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Comerica Incorporated ("Comerica") held its 2019 Annual Meeting of Shareholders on April 23, 2019.  Matters voted upon by shareholders at that meeting were:

(i)	the election of twelve directors;
(ii)	the ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2019; and
(iii)	the approval of a non-binding, advisory proposal approving executive compensation.

The final number of votes cast for, against or withheld (if applicable), as well as the number of abstentions and broker non-votes, with respect to each matter is set forth below.

Proposal 1

The director nominees listed below each received a majority of the votes cast that were present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, and such individuals were each elected to serve as a director with a one-year term expiring in 2020.  The results were as follows:

Director Nominees	For	Against	Abstained	Broker Non-Vote
Ralph W. Babb, Jr.	116,311,927	4,390,925	1,611,430	13,959,052
Michael E. Collins	121,856,212	261,862	196,208	13,959,052
Roger A. Cregg	116,157,648	6,003,241	153,393	13,959,052
T. Kevin DeNicola	116,614,776	5,538,018	161,488	13,959,052
Curtis C. Farmer	117,303,881	4,862,801	147,600	13,959,052
Jacqueline P. Kane	120,349,682	1,778,665	185,935	13,959,052
Richard G. Lindner	114,921,357	6,969,053	423,872	13,959,052
Barbara R. Smith	121,774,949	360,563	178,770	13,959,052
Robert S. Taubman	119,249,157	2,903,241	161,884	13,959,052
Reginald M. Turner, Jr.	116,740,028	5,416,922	157,332	13,959,052
Nina G. Vaca	119,389,316	2,777,772	147,194	13,959,052
Michael G. Van de Ven	121,356,427	752,938	204,917	13,959,052

Proposal 2

The proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
129,521,190	6,556,744	195,400	0

Proposal 3

The nonbinding, advisory proposal approving executive compensation was approved.  The results were as follows:

For	Against	Abstained	Broker Non-Vote
113,826,984	8,090,687	396,611	13,959,052

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

	By:	/s/ John D. Buchanan
	Name:	John D. Buchanan
	Title:	Executive Vice President - Chief Legal Officer

Date: April 26, 2019